Exhibit 10.7

                                                         Prepared by:

                                                         -----------------------
                                                         T. Thomas Van Dam, Esq.

                   MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT

               This modification of Mortgage and Security Agreement ("Modification") made effective as of the 5th day of August, 1999, by and between UNIGENE LABORATORIES, INC., a Delaware corporation authorized to do business in New Jersey, having office at 110 Little Falls Road, Fairfield, New Jersey 07004 (the "Mortgagor") and JAY LEVY, with an address at 2150 Center Avenue, Fort Lee, New Jersey 07024 (the "Mortgagee").

               WHEREAS, on July 13, 1999 the Mortgagee provided a loan to Mortgagor in the principal amount of ONE MILLION SIX HUNDRED THOUSAND and 00/100 ($1,600,000.00) DOLLARS (the "Loan") as evidenced by a certain Amended and Restated Secured Note dated July 13, 1999 (the "Note"); and

               WHEREAS, in connection with the Loan the Mortgagor executed and delivered a Mortgage and Security Agreement to the Mortgagee dated July 13, 1999 which has been forwarded to the Essex County Register's office for recording (the "Mortgage"), with respect to property located in the Township of Fairfield, County of Essex and State of New Jersey as particularly described in the Mortgage (the "Premises"); and

               WHEREAS, Mortgagee provided additional loans to Mortgagor evidenced by a Secured Note dated July 30, 1999 in the amount of SEVENTY THOUSAND and 00/100 ($70,000.00) DOLLARS and a Secured Note dated August 5, 1999 in the amount of TWO HUNDRED THOUSAND and 00/100 ($200,000.00) DOLLARS made by Mortgagor to Mortgagee (the "Additional Loans").

               WHEREAS, as a condition of the Additional Loans, Mortgagee required that the Mortgagor amend the Mortgage to secure the Secured Notes evidencing the Additional Loans.

               NOW, THEREFORE, the parties agree as follows:

               1. Modification of Mortgage. The Mortgage shall be deemed modified to secure the Additional Loans as evidenced by the Secured Note dated July 30, 1999 in the amount of Seventy Thousand and 00/100 ($70,000.00) Dollars and the Secured Note in the amount of Two Hundred Thousand and 00/100 ($200,000.00) Dollars dated August 5, 1999, and accordingly the total amount due Mortgagee by Mortgagor and secured by the Mortgage as hereby amended shall be the amount of One Million Eight Hundred Seventy Thousand and 00/100 ($1,870,000.00) Dollars.

               2. Mortgagor's Estoppel. Mortgagor does hereby represent, warrant and confirm that there are no set-offs, rights, claims or causes of action of any nature whatsoever which Mortgagor has or may assert against Mortgagee with respect to the Mortgage as amended and the indebtedness secured thereby as aforesaid.

               3. Affirmation of Validity of Loan Documents. Mortgagor does hereby affirm the extent and validity of the Mortgage, as amended, and the Notes secured thereby, and does confirm that all loan documentation remains enforceable, and in full force and effect as of the date of execution hereof, and that the Mortgage, as modified by the within Agreement, shall constitute a continuing, valid lien upon the Mortgaged Premises, to secure payment of the indebtedness evidenced by the Notes as aforesaid.

               4. Binding Effect. The within Agreement shall be binding upon the parties hereto, their successors and assigns.

               5. Governing Law. The within Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

               6. Copy Acknowledge. The undersigned Mortgagor acknowledges receipt of a true copy of this document without charge.

               IN WITNESS WHEREOF, the parties hereto have executed this Modification of Mortgage and Security Agreement as of the day and year first above written.

Attest:                                            Unigene Laboratories, Inc.

                                                   By
                                                     ---------------------------
Ronald S. Levy, Secretary                          Warren P. Levy, President


Witness:

STATE OF NEW JERSEY )
                    )ss:
COUNTY OF ESSEX     )

               I certify that on August , 1999 Ronald S. Levy personally came before me and this person acknowledged under oath, to my satisfaction, that:

               (a) this person is the Secretary of Unigene Laboratories, Inc., the corporation named in this document;

               (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Warren Levy, the President of the corporation;

               (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

               (d) this person knows the proper seal of the corporation which was affixed to this document; and

               (e) this person signed this proof to attest to the truth of these facts.


                                                    ----------------------------
                                                    Ronald S. Levy

Sworn and Subscribed to this
  day of August, 1999

----------------------------